UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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ZBB ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZBB ENERGY CORPORATION
N93 W14475 Whittaker Way
Menomonee Falls, Wisconsin 53051

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

November 4, 2009

To the Shareholders of ZBB Energy Corporation:

The 2009 Annual Meeting of Shareholders of ZBB Energy Corporation will be held at the principal executive offices of ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, on Wednesday, November 4, 2009 at 10:00 a.m., local time,for the following purposes:

(1)	To elect two Class II Directors to serve until the 2012 Annual Meeting of Shareholders;
(2)	To ratify the appointment of PKF as the Company’s independent auditors for fiscal 2010;
(3)	To approve the amendment and restatement of the Company’s by-laws; and
(4)	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on September 8, 2009 are entitled to notice of and to vote at the annual meeting and at any adjournments thereof.

David S. Bornstein, Secretary

September 21, 2009

Whether or not you may plan to attend the annual meeting in person, please vote by telephone or the internet, or complete, sign and date the proxy card and mail it promptly in the envelope provided if you requested a paper copy of the proxy materials. Telephone and internet voting information is provided on your notice. Should you attend the annual meeting in person, you may revoke your proxy and vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 4, 2009:

This Proxy Statement and the accompanying annual report are available at:

www.envisionreports.com/ZBB

Among other things, the Proxy Statement contains information regarding:

•	Date, time and location of the Annual Meeting;
•	Matters being submitted to the stockholders; and
•	Information concerning voting in person at the Annual Meeting.

METHOD FOR ELECTRONIC VIEWING, PRINTING OF THE PROXY MATERIALS:

The record date for the Annual Meeting is September 8, 2009. Shareholders of record on the record date will be entitled to notice and to vote, in person or by proxy, at the Annual Meeting and any adjournments or postponements thereof.

The Company has chosen the Internet as a method of providing access to its proxy materials, including its Annual Report, to each stockholder of record in a fast and efficient manner. This reduces the amount of paper necessary to produce these materials to all stockholders.

Accordingly, on or about September 21, 2009, the Company mailed the Notices of Internet Availability of Proxy Materials (the “Notice”), to all stockholders of record as of September 8, 2009, and posts its proxy materials on the website referenced in the Notice http://www.envisionreports.com/ZBB on that day.

As described in the Notice, all stockholders may choose to access the Company’s proxy materials on the website referred to in the Notice or may request to receive a printed set of the Company’s proxy materials. In addition, the Notice and website provide information regarding how stockholders may request to receive proxy materials in printed form either by mail or electronically via e-mail. This proxy statement contains additional information regarding the proposals to be considered at the Annual Meeting, and stockholders are encouraged to read it in its entirety.

METHODS OF VOTING

Shareholders can vote by proxy by means of the telephone or Internet, by requesting a printed copy of this Proxy Statement and then voting by mail, or by attending the Annual Meeting and voting in person. If a stockholder requests a printed copy of this Proxy Statement, a proxy card (the “Proxy”) will also be mailed to the stockholder. If a stockholder votes his, her or its Proxy by telephone, the Internet or by returning the Proxy to the Company before the Annual Meeting, the individuals designated in the Proxy will vote as the Proxy directs. If a stockholder votes by telephone or over the Internet, the stockholder does not need to return the Proxy. Telephone and internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 1:00 a.m., Central Time on November 4, 2009. If a stockholder holds shares of the Company’s common stock in “street name,” the stockholder must either instruct his, her or its broker or nominee as to how to vote such shares or obtain a Proxy, executed by the broker or nominee, to be able to vote at the Annual Meeting.

•	Voting by Mail. If a stockholder requested a paper copy of the proxy materials, they can choose to vote by mail — simply mark the enclosed Proxy and complete, sign, date, and mail it in the postage-paid envelope provided. The Proxy must be completed, signed, and dated by the stockholder or the stockholder’s authorized representative.

•	Voting by Telephone. Shareholders can vote by following the instructions included in the Notices and calling toll-free 1-800-652-8683 within the United States, Canada & Puerto Rico. Call 1-718-575-2300 outside the US, Canada & Puerto Rico from a touch-tone telephone. Place your call through an operator and we will accept the charge for this call. Voice prompts will instruct stockholders to vote their shares and confirm that their vote has been properly recorded.
•	Voting over the Internet. Shareholders can vote on the Internet by following the instructions included in the Notice and accessing the Internet at www.envisionreports.com/ZBB. As with telephone voting, stockholders can confirm that their votes have been properly recorded.
•	Voting in Person at the Annual Meeting. If a stockholder plans to attend the Annual Meeting and vote in person, the Company will provide a ballot at the Annual Meeting. If shares are registered directly in a stockholder’s name the stockholder is considered the stockholder of record and has the right to vote in person at the Annual Meeting. If shares are held in the name of a broker or other nominee, the stockholder is considered the beneficial owner of shares held in street name. As a beneficial owner, if the stockholder wishes to vote at the Annual Meeting, the stockholder will need to bring to the Annual Meeting a legal proxy from the broker or other nominee authorizing the stockholder to vote those shares.

The Company provides Internet proxy voting to allow shareholders to vote their shares on-line, with procedures designed to ensure the authenticity and correctness of proxy vote instructions. However, please be aware that stockholders must bear any costs associated with their Internet access, such as usage charges from Internet access providers and telephone companies.

If shares are held by a broker or other intermediary, the beneficial stockholder must either instruct the broker or intermediary as to how to vote such shares or obtain a proxy, executed in the stockholder’s favor by the broker or intermediary, to be able to vote such shares at the Annual Meeting in person or by proxy.

If a stockholder receives more than one Notice, the stockholder’s shares are registered in more than one name or are registered in different accounts. Shareholders should follow the voting instructions on each Notice to ensure that all of their shares are voted.

Voting Via the Internet or by Telephone

Please note that there are separate Internet and telephone voting arrangements depending upon whether your shares are registered in your name or in the name of a bank or broker. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by such Stockholder utilizing such services.

ZBB ENERGY CORPORATION
N93 W14475 Whittaker Way
Menomonee Falls, Wisconsin 53051

September 21, 2009

PROXY STATEMENT

Unless the context requires otherwise, all references to “we”, “us” or “our” refer to ZBB Energy Corporation and its subsidiaries. Our fiscal year ends on June 30 of each year. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended June 30, 2009 is referred to as “fiscal 2009”).

The enclosed proxy is solicited by the board of directors of ZBB Energy Corporation for use at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on November 4, 2009, or at any postponement or adjournment of the annual meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders. The annual meeting will be held at the principal executive offices of ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051.

The expenses of printing and mailing proxy material, including expenses involved in forwarding materials to beneficial owners of stock, will be paid by us. No solicitation other than by mail is contemplated, except that our officers or employees may solicit the return of proxies from certain shareholders by telephone.

Only shareholders of record at the close of business on September 8, 2009 are entitled to notice of and to vote the shares of our common stock, $.01 par value, registered in their name at the annual meeting. As of the record date, we had outstanding 12,409,964 shares of common stock. The presence, in person or by proxy, of one-third (33 1/3%) of the shares of the common stock outstanding on the record date will constitute a quorum at the annual meeting. Abstentions and broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote, will be treated as present for purposes of determining the quorum. Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. With respect to the proposal to elect the individuals nominated to serve as Class II directors by the board of directors, the proposal to ratify the appointment of PKF as our independent auditors for fiscal 2010 and the proposal to approve the amendment and restatement of our by-laws, abstentions and broker non-votes will not be counted as voting on the proposals.

We are making this proxy statement and our Annual Report to Shareholders available on the Internet instead of mailing a printed copy of these materials to certain of our shareholders. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of our proxy materials, please follow the instructions for requesting printed copies included in the Notice.

The Notice of Internet Availability of Proxy Materials (Notice) will be mailed to shareholders on or about September 21, 2009.

If the proxy is voted properly by using the internet or telephone procedures specified in the notice or the proxy card is properly signed and returned to us and not revoked, it will be voted in accordance with the instructions contained in the proxy card. Each shareholder may revoke a previously granted proxy at any time before it is exercised by using the internet or telephone voting options or submitting written notices of revocation or a duly executed proxy bearing a later date to the secretary of ZBB Energy. Attendance at the annual meeting will not, in itself, constitute revocation of a proxy but a shareholder in attendance may request a ballot and vote in person, which revokes a prior granted proxy. Unless otherwise directed, all proxies will be voted FOR the election of the individuals nominated to serve as Class II directors by the board of directors,

FOR ratification of the appointment of PKF as our independent auditors for fiscal 2010, FOR the amendment and restatement of our by-laws and as recommended by the board of directors with regard to all other matters or, if no such recommendation is given, in the discretion of the individuals to whom the proxies are given.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists as of the record date information as to the persons believed by us to be beneficial owners of more than 5% of our outstanding common stock:

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class(1)
GLG Partners LP 1 Curzon Street London W1J 5HB United Kingdom	1,177,955	(2)	9.5%
Heartland Group, Inc. 789 N. Water Street Suite 500 Milwaukee, WI	1,041,667	(4)	8.4%
Ardsley Advisory Partners 262 Harbor Dr. Suite 4 Stanford, CT	781,462	(5)	6.3%
Marxe, Austin W & Greenhouse, David M 527 Madison Avenue, Suite 2600 New York, NY 10022	688,727	(3)	5.5%

(1)	Based on 12,409,964 shares of common stock outstanding as of the record date.
(2)	Based on a Statement of Change in Beneficial Ownership on Form 4 dated August 18, 2009. GLG Partners, LP, which serves as the investment manager to GLG Global Utilities Fund and the Other GLG Funds, may be deemed to be the beneficial owner of all shares owned by GLG Global Utilities Fund and the Other GLG Funds.
(3)	Based on SEC reporting for June 30, 2009, Marxe and Greenhouse are the controlling principles of AWM Investment Co., a New York firm.
(4)	Based on August 18, 2009 public offering, Heartland Group, Inc., purchased common stock and warrants on behalf of the Heartland Value Fund.
(5)	Based on SEC reporting for June 30, 2009, in addition to common stock and warrants purchased August 18, 2009 as part of the public offering, on behalf of Ardsley Partners Renewable Energy Fund, L.P. and Ardsley Renewable Offshore Fund, Ltd.

1. Election of Directors

ZBB Energy Corporation’s board of directors has six members and is divided into three classes, designated as Class I, Class II and Class III, with staggered terms of three years each. The term of office of the directors in Class II expires at the annual meeting. The board of directors proposes that the nominees described below, be elected as Class II directors for a new term of three years ending at the 2012 annual meeting of shareholders and until his successor is duly elected except as otherwise provided in the Wisconsin Business Corporation Law.

The nominees receiving the largest number of affirmative votes cast will be elected as a director up to the maximum number of directors to be chosen at the election. Accordingly, any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise, will not be counted as affirmative votes cast for the director.

Name and Age	Principal Occupation and Directorships
NOMINEES FOR DIRECTOR CLASS II:
Manfred E. Birnbaum Age 75	Mr. Birnbaum was appointed as a director upon the closing of our initial public offering in June 2007. Since 1994, Mr. Birnbaum has been an independent management consultant in the energy and power industries. Mr. Birnbaum’s consulting services include assistance on divestitures, contract dispute resolution, technology licensing, and developing marketing strategies. From 1982 to 1985, Mr. Birnbaum was chief executive officer of English Electric Corp., a wholly owned subsidiary of General Electric Company of England. Prior to that, Mr. Birnbaum held various senior management positions at Westinghouse Electric Corporation between 1958 and 1982. Mr. Birnbaum earned a B.A. in mechanical engineering from Polytechnic Institute, of the City University of New York in 1957 and a Masters Degree in electrical engineering from the University of Pennsylvania.
Richard A. Abdoo Age 65	Mr. Abdoo was appointed a director on August 20, 2009 following recommendation by the nominating committee. Mr. Abdoo is president of R.A. Abdoo & Co. LLC, an environmental and energy consulting firm. Prior to his own business, he was chairman and chief executive officer of Wisconsin Energy Corporation from 1991 until his retirement in 2004. He also served as President from 1991 to April 2003 and joined the company in 1975 as Director of Strategic Planning. During his administration, Wisconsin Energy Corporation grew to become a Fortune 500 company through a series of mergers and acquisitions. He merged Wisconsin Electric and Wisconsin Natural Gas Company into a single utility in 1996, acquired WICOR, Inc. and its Wisconsin Gas subsidiary in 2000, and later that same year introduced the company's Power the Future plan to meet the future energy needs of southeastern Wisconsin. Mr. Abdoo currently serves on the boards of AK Steel Corp and NiSource. Throughout his career, he has also been a champion of humanitarian causes. He is currently a member of St. Jude’s Children’s Research Hospital’s Professional Advisory Board. Mr. Abdoo received a master’s degree in economics in 1969 from University of Detroit and a bachelor’s degree in electrical engineering from University of Dayton in 1965. A registered professional engineer in Michigan, Ohio, Pennsylvania and Wisconsin, he is also a longtime member of the American Economic Association. In 2000, Mr. Abdoo was awarded the Ellis Island Medal of Honor, presented to Americans of diverse origins for their outstanding contributions to their own ethnic groups and to American society. Honorees typically include U.S. presidents, Nobel Prize winners and leaders of industry.

Name and Age	Principal Occupation and Directorships
CONTINUING DIRECTORS: Class III Directors (term expiring in 2010)
William A. Mundell Age 49	William was appointed Chairman of our board of directors in October 1st, 2008. Mr. Mundell joined the board of ZBB following completion of the Company’s IPO in mid 2007 and his appointment as Chairman is a further move to strengthen the management of operations from the United States. Mr. Mundell is an international businessman with a solid track record in the information and educational technology industries. He is Chairman of Intekea; a Los Angeles based joint venture focused on economic development in West and Central Africa. He is the former Chairman and CEO of Vidyah Inc., a company founded out of Knowledge Universe to create a second generation of e-learning. During the same time he assumed responsibility for another Knowledge Universe controlled company, International Knowledge Management. Previously, he was Chairman of Trade, Inc. a leading competitive intelligence company specializing in international trade information controlled by Bain Capital and Sutter Hill. From 1989 through 1998, Mr. Mundell was with WEFA, serving first as President and later as President and Chief Executive Officer. WEFA, the world’s premier economic forecasting authority, was founded in 1963 as Wharton Econometric Forecasting Associates by the Nobel Laureate economist Dr. Lawrence Klein. Mr. Mundell was also an adjunct professor at UCLA's Anderson Graduate School of Management, where he taught economics and finance and he is an honorary professor at Tsinghau University in China. He received his undergraduate degree in Economics and Political Science at Carlton University in Canada where he was the recipient of the U.S. Ambassadors Award. He completed his graduate studies at Columbia University, earning an MBA in Finance and a Masters in International Economics and Public Finance.
Paul F. Koeppe Age 60	Paul was President, CEO and founder of Superconductivity, Inc., a manufacturer of superconducting magnetic energy storage systems from 1988 to 1997 when it was acquired by American Superconductor, an electricity solutions company. He then served as Executive Vice President of Strategic Planning for American Superconductor until his retirement in 2001. From 1993 to 1995, Paul was acting CEO and chairman of the executive committee of the board of directors of Best Power, Inc., a supplier of uninterruptible power supply equipment. Paul has also served as a member of the Board of Directors at Distributed Energy Systems Corp., a public company engaged in the business of creating and delivering products and services to the energy marketplace and also as a member of the Board of Directors at Northern Power Systems from 1998 to until 2003 when Northern was acquired by Distributed Energy Systems Corp. Paul also serves as a member of the Board of Directors of Incontact, a Company specializing in the development and marketing of contact center software. Prior to founding Superconductivity, Inc. Paul worked for Wisconsin Power and Light Company for 15 years in a variety of functions. He has earned a Bachelor’s Degree in Business Administration from Lakeland College and Associate Degrees in Materials Management and Electrical Power Technology.

Name and Age	Principal Occupation and Directorships
Class I Directors (term expiring in 2011)
Robert J. Parry Age 59	Mr. Parry has been a director and Chief Executive Officer since 1998, and has held similar positions with our subsidiaries since co-founding ZBB Energy in 1982. Mr. Parry obtained an accounting degree from The Western Australia Institute of Technology (Curtin University) in 1973 and he is a Fellow of CPA Australia.
Richard A. Payne Age 54	Richard has been a director of the Company since 1998 and previously held the position of chairman of the board from 2004 to 2008. Mr. Payne is a director serving on Class I of our board whose term expires in 2011. Mr. Payne has been a director of our subsidiaries since 1994. Mr. Payne is the principal of Richard Payne & Associates and is a commercial lawyer who has practiced as a corporate and commercial attorney in Australia for over 28 years. Mr. Payne has been a director of the Broome International Airport Group of companies since 2001. Richard Payne & Associates has acted as a legal adviser to the Company and its predecessor between 1993 and 2005. Mr. Payne received his Bachelor of Jurisprudence (Hons) in 1980 and a Bachelor of Law in 1981 from the University of Western Australia.
OTHER MANAGEMENT:
Scott W. Scampini Age 56	Mr. Scampini was appointed Chief Financial Officer in January 2008 and promoted to Executive Vice President responsible for all day to day operations in March 2009. From 1994 to June 2007, he was CFO, Executive Vice President and Director of MGS Manufacturing Group. In addition Mr. Scampini was formally the Principal of our external accounting and auditing firm S.C Scampini & Associates and had represented the Company and its US predecessor company for the previous thirteen years. Mr. Scampini holds a Bachelor's Degree in Accounting from Marquette University, Milwaukee, Wisconsin, and is a Certified Public Accountant. He has previously worked with Price Waterhouse and BDO Seidman. He was in charge of the corporate finance practice, for BDO Seidman.
Steven A. Seeker Age 59	Mr. Seeker has been our Chief Operating Officer since June 2006. From 2000 to June 2006, Mr. Seeker was Vice President, International Sales and Operations, of Cooper Power Systems, Inc., a manufacturer of electric power systems where he was responsible for Cooper Power’s international shipments, four international plants, and a network of sales representatives and direct employees in more than 75 countries. Prior to being appointed as Vice President and since 1974, Mr. Seeker held various other executive and non executive positions with Cooper Power and its predecessor company, McGraw-Edison. Mr. Seeker was President of the U.S. National Committee of the International Electrotechnology Commission from 2000 to 2005, an American National Standards Institute Board of Directors, Executive Committee, and International Committee member from 2000 to 2005 and a representative on the IEEE Standards Association Board of Governors in 2001. Mr. Seeker was most recently awarded the 2006 Astin-Polk International Standards Medal by ANSI. Mr. Seeker obtained both Bachelors and Masters degrees in Electrical Engineering received from New Mexico State University in 1973 and 1974, respectively.

Code of Ethics

Our Board of directors adopted a Code of Business Conduct. The Code of Business Conduct, in accordance with Section 406 of the Sarbanes Oxley Act of 2002 and Item 406 of Regulation S-K, constitutes our Code of Ethics. The Code of Business Conduct codifies the business and ethical principles that govern our business.

The Code of Business Conduct is designed, among other things, to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	Compliance with applicable governmental laws, rules and regulations;
•	The prompt internal reporting violations of the ethics code to an appropriate person or persons identified in the code of ethics; and
•	Accountability for adherence to the Code.

Our Code of Business Conduct has historically been posted and is available on our website at www.zbbenergy.com. Additionally, this Code of Business Conduct provided to all directors, officers and all other personnel upon joining the Company, and thereafter from time-to-time to any person, upon request, and without charge.

Meetings and Committees of the Board

The board of directors has standing audit, compensation, and nominating committees. The board of directors held six regular and special meetings during fiscal 2009. Each director attended at least 75% of the full board meetings and meetings of committees on which each served in the same period. ZBB Energy does not have a policy regarding board members’ attendance at the annual meeting of shareholders. The board of directors has determined that five of the six of the current directors of ZBB are independent under the listing standards of the NYSE Amex. The independent directors are Mr Abdoo, Mr. Birnbaum, Mr. Koeppe, Mr. Mundell and Mr. Payne.

The audit committee assists the board of directors in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting process. The audit committee is responsible for making recommendations to the board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The audit committee also reviews and discusses with management and the board of directors, such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. The audit committee is required at all times to be composed exclusively of directors who, in the opinion of our board of directors, are free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles. Our audit committee is composed of Mr. Mundell (Chairman), Mr. Payne and Mr. Birnbaum. We believe that Mr. Payne, Mundell and Birnbaum are independent directors as required by the listing requirements for the NYSE Amex stock market. Our board has determined that both Mr. Payne and Mr. Mundell qualify as an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. Mr. Payne and Mundell are considered audit committee financial experts due to their professional experience as described under “Election of Directors —  Principal Occupation and Directorships,” above. The audit committee met four times during fiscal 2009.

The compensation committee evaluates the performance of our senior executives, considers design and competitiveness of our compensation plans, reviews and approves senior executive compensation and administers our equity and stock option plans. Our compensation committee is composed of Mr. Payne (Chairman), Mundell and Birnbaum. The compensation committee met twice during fiscal 2009.

The nominating committee, established after our initial public offering in June 2007, evaluates candidates nominated for director positions. This committee is composed of Mr. Payne (Chairman), Mundell and Birnbaum. This committee is charged with evaluating candidates and making nominations for board members. The composition of the board should encompass a broad range of skills, expertise, industry knowledge and diversity of opinion. When nominating director candidates, the nomination committee will review the appropriate skills and characteristics required of board members in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in energy industry matters, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective board. The nominating committee met twice during fiscal 2009.

The nominating committee will consider candidates nominated by shareholders in accordance with our Shareholder Director Nomination Policy. Under this policy, nominations other than those made by the board of directors or the nominating committee must be made pursuant to timely notice in proper written form to the secretary of ZBB Energy. To be timely, a shareholder’s request to nominate a person for election to the board at an annual meeting of shareholders, together with the written consent of such person to serve as a director, must be received by the secretary of ZBB Energy not less than 90 days nor more than 150 days prior to the anniversary of the annual meeting of shareholders held in the prior year. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.

The charters of the audit, compensation and nominating committees were filed as exhibits to the original Registration Statement of the Company, Amendments No. 4 and No. 6, as filed on April 26, 2007 and June 15, 2007, respectively.

In September 2009, the board of directors formed an operating committee. The operating committee is comprised of Mr. Parry, Mr. Birnbaum and Mr. Koeppe. The operating committee has the authority to set operating objectives for the Company’s management and to approve the hiring and termination of employees of the Company.

Shareholders wishing to communicate with members of the board of directors may direct correspondence to such individuals c/o David S. Bornstein, Secretary, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051. The Secretary will regularly forward such communications to the appropriate board member(s).

SECURITY OWNERSHIP OF MANAGEMENT

Set forth in the table below, as of the record date, are the shares of common stock beneficially owned by each director and nominee, each of the named executive officers, and all of our directors and executive officers as a group and the shares of common stock that could be acquired within 60 days of the record date by such persons.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Class
Richard A. Payne	229,103	(1)	1.8%
Robert J. Parry	693,839	(2)	5.6%
William A. Mundell	75,000	(3)	*
Manfred E. Birnbaum	75,000	(4)	*
Richard A. Abdoo	25,000	(5)	*
Steven A. Seeker	176,718	(6)	1.4%
Scott W. Scampini	79,877	(7)	*
All Directors and Executive Officers as a group	1,354,537		10.9%

*	Less than 1% of the outstanding Common Stock.
Percents based on 12,409,964 shares of common stock outstanding as of the record date.
(1)	Includes (i) 8,824 shares, (ii) 50,000 shares underlying options expiring June 20, 2012 exercisable at $3.82 per share, (iii) 75,000 shares issuable upon exercise of options at $3.59 per share which expire on June 30, 2013 and 2014. Also includes (i) 75,043 shares and (ii) 1,618 options held by an affiliate of Mr. Payne, Geizo Pty. Ltd, as trustee for the RA Payne Family Trust (the “Payne Family Trust”); and 17,206 shares held by Geizo Pty Ltd. as trustee for the RA Payne Super Fund (iii) 1,412 shares held by the Emery Family Trust as trustee for the trust.

(2)	Includes (i) 13,632 shares, (ii) 28,889 restricted shares (iii) 2,706 shares underlying options (iv) 87,907 shares issuable upon exercise of options at A$8.50 (US$6.375) per share expiring March 30, 2010 and (v) 100,000 shares underlying options expiring June 20, 2012, exercisable at $3.82 per share (vi) 75,000 shares issuable upon exercising of options at $3.59 per share which expire June 30, 2013 and 2014. Also includes (vii) 22,750 performance options issuable upon exercising the options at $1.35 per share which expire in January 2015, excludes 32,500 shares of stock issuable upon the exercise of options not exercisable within 60 days of this proxy filing date.
Also includes (i) 330,000 shares held by Mr. Parry and his son, Gareth Parry, as trustee for the FEIM Trust (the “FEIM Trust”), the beneficiaries of which include the heirs of Frank Ernest Parry, Mr. Parry’s father, (ii) 706 shares held by Mr. Parry’s spouse, (iii) 19,014 shares, his pro rata portion of shares held in various partnerships in which Mr. Parry is a partner, (iv) 13,235 shares held by the Davey Family Trust as trustee for the trust. Mr. Parry has voting and dispositive control over all shares held by the FEIM Trust, Davey Family Trust or in partnership with others.
(3)	Includes (i) 75,000 shares issuable upon the exercise of options at $3.59 which expire on June 6, 2013, June 30, 2013 and June 30, 2014.
(4)	Includes 75,000 shares issuable upon the exercise of options at $3.59 which expire on June 6, 2013, June 30, 2013 and June 30, 2014.
(5)	Includes 25,000 shares.
(6)	Includes (i) 35,407 shares (ii) 23,111 restricted shares (iii) 100,000 shares issuable upon the exercise of options at $3.59 which expires June 6, 2013, June 30, 2013 and June 30, 2014 (iv) 18,200 performance options issuable upon exercising the options at $1.35 per share which expire in January 2015.
(7)	Includes (i) 8,566 shares (ii) 23,111 restricted shares (iii) 30,000 shares issuable upon the exercise of option at $3.59 which expires on June 30, 2014 and June 30, 2015 (iv) 18,200 performance options issuable upon exercising the options at $1.35 per share which expire in January 2015.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, or earned by, our chief executive officer and all other executive officers serving as such at the end of fiscal 2009 whose total compensation exceeded $100,000.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Robert J. Parry Chief Executive Officer	2009	243,752	(1)	0	39,000	38,500	0	321,252
	2008	250,000		0	0	31,225	0	281,225
Scott W. Scampini Executive Vice President and Chief Financial Officer	2009	168,000		0	31,200	22,023	0	221,223
	2008	72,000	(3)	0	0	8,439		80,439

Steven A. Seeker Chief Operating Officer	2009	195,077		0	31,200	33,838	0	260,115
	2008	200,000		0	0	55,699	0	255,699

(1)	The value of restricted stock based on the Common Stock price on the NYSE Amex of $1.35 on the date of the grant.
(2)	The value of options in this table includes the dollar amount recognized by ZBB Energy for financial statement reporting purposes in accordance with FAS 123R in fiscal 2009 and 2008 in accordance with FAS 123(R) for past award of stock options that were unvested during all or a portion of fiscal 2009 and 2008. For a discussion of valuation assumptions, see note 14 to ZBB Energy’s Consolidated Financial Statements included in ZBB Energy’s Form 10-K for fiscal 2009.
(3)	Figure represents salary from January 2008, when Mr. Scampini commenced employment with the Company.

Grants of Plan Based Awards

The following table sets forth information regarding all incentive plan awards that were granted to the named director and executive officers during the fiscal year 2009, including incentive awards (Equity-based and non-equity based) and other plan-based awards. Disclosure on a separate line item is provided for each grant of an award made to a named director and executive officers during the year. Non-equity incentive plan awards are awards that are not subject to FAS (123R) and are intended to serve as incentive for performance to occur over a specific period.

	Estimated Future Payouts Under Non Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options(2)	All Other Awards: Number of Shares of Stock(3)	Exercise or Base Price of Options Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold(1)	Target(1)	Maximum(1)
William A. Mundell	12/30/2008				125,000		$1.69	$39,550
Robert J. Parry	3/11/2009					28,889		$26,000
	3/11/2009				65,000		$1.35	$18,375
Scott W. Scampini	3/11/2009					23,111		$20,800
	3/11/2009				52,000		$1.35	$14,700
Steven A. Seeker	3/11/2009					23,111		$20,800
	3/11/2009				52,000		$1.35	$14,700

(1)	These amounts show the range of payouts targeted for fiscal 2009 performance. There were no performance payout awards granted in fiscal 2009
(2)	Each stock option award for William A. Mundell vests pro rata over a three year period on each October 1, 2009, 2010 and 2011, Mr. Robert J. Parry, Scott W. Scampini and Steven A. Seeker were awarded performance stock options contingent on satisfying key performance indicators as measured on June 30, 2009 and December 31, 2009. As of June 30, 2009 15% of these options have been forfeited.
(3)	These restricted stock awards were granted on March 11, 2009 and vest on March 11, 2010, the one year anniversary date of the grant.
(4)	Reflects the aggregate grant date fair value of stock and option awards as calculated in accordance with FAS 123 (R). See Note 14, notes to consolidated financial statements filed with the Securities and Exchange Commission on September 15, 2009 as part of our Annual Report on Form 10-K.

Employment Agreements

Robert Parry has extended his employment agreement with us to act as chief executive officer for a period expiring on June 30, 2010 on normal commercial terms and conditions and is paid a remuneration package totaling $260,000 per annum commencing July 1, 2009 exclusive of any options granted to him.

Scott W. Scampini has entered into an employment agreement with us as Chief Financial Officer for a period expiring on June 30, 2011 on normal commercial terms and conditions and is paid a remuneration package totaling $208,000 per annum exclusive of any options granted to him.

Steven A. Seeker has entered into an employment agreement with us to act as chief operating officer for a period expiring on July 1, 2010 on normal commercial terms and conditions and is paid a remuneration package totaling $208,000 per annum exclusive of any options granted to him.

In February of 2009, the Executive Officers agreed to reduce their compensation in exchange for shares of restricted stock.

If we terminate the employment agreement prior to its expiration for any reason other than for cause, we must pay the employee his annual remuneration, and he is entitled to receive all benefits that he was receiving on the date of his termination of employment, for the greater of 12 months (18 for Mr. Parry) or the remaining term of the agreement. Furthermore, all unvested options shall vest and become immediately exercisable.

If the employment agreement is not terminated prior to its expiration, we must continue to pay the employee his annual salary for an additional 12 months (18 for Mr. Parry) upon expiration of the employment agreement.

The employment agreement contains covenants prohibiting the employee from competing with ZBB Energy during his employment and at any time during the 18 months following termination for any reason and a requirement for the employee to keep all information strictly confidential during his employment and for a period of three years after termination of employment.

We will reimburse our officers and directors for all reasonable and necessary business expenses incurred in the interest of the company. The officer or director seeking reimbursement is required to submit an itemized account of such expenditures establishing that the expenses incurred were ordinary and necessary business expenses.

The term of these contract shall renew automatically for successive terms of one year each unless either party elects not to renew this Agreement by delivery of written notice to the other party not less than ninety (90) calendar days prior to the end of the then current term. If this Agreement is renewed, the terms of this Agreement during any such renewal term shall be the same as the term in effect immediately prior to such renewal.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock that has not vested for each named executive officer outstanding as of June 30, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)
Robert J. Parry (Chief Executive Officer)	100,000	0	3.82	3/30/2010	0	0
	87,907	0	6.38	3/30/2010	0	0
	37,000	0	3.59	6/30/2013	0
	38,000	0	3.59	6/30/2014	0	0
	22,750	0	1.69	6/30/2014	0	0
	32,500	32,500	1.69	12/31/2014	32,500	39,000
Scott W. Scampini (Executive Vice President, Chief Financial Officer and Principal Financial Officer)	10,000	0	3.59	6/30/2013	0	0
	20,000	0	3.59	6/30/2014	0	0
	20,000	20,000	3.59	6/30/2015	20,000	24,000
	18,200	0	1.69	6/30/2014	0	0
	26,000	26,000	1.35	12/31/2014	26,000	31,200
Steven A. Seeker (Chief Operating Officer)	66,000	0	3.59	6/30/2013	0	0
	34,000	0	3.59	6/30/2014	0	0
	18,200	0	1.69	6/30/2014	0	0
	26,000	26,000	1.69	12/31/2014	26,000	31,200

Director Compensation

The following table provides information regarding the compensation of the directors for fiscal 2009. Compensation information for Robert J. Parry is fully reflected in the “Summary Compensation Table” under the “Executive Compensation” enclosed within this proxy statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option(1) Awards ($)		All Other Compensation ($)	Total ($)
William A. Mundell (Chairman)	102,500	0	33,182	(2)	0	135,682
Richard A. Payne	53,750	0	32,069	(2)	0	85,819
Manfred E Birnbaum	50,000	0	21,098	(2)	0	71,098

(1)	The aggregate number of options outstanding in fiscal 2009 is 401,618.
(2)	The amount reported in this column for the non-employee directors represents the dollar amount recognized by ZBB for the financial statement reporting purposes in accordance with Statement of Financial Standards (“SFAS no. 123(R)”), “Share-Based Compensation” in fiscal 2009. See Note 14 to Notes to Consolidated Financial Statements set forth in our Annual Report on ZBB Form 10-K for fiscal year 2009 for assumptions used in determining the value of such awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal 2009, there were no related party transactions required to be disclosed under Item 404 of Regulation S-K.

SIGNIFICANT EMPLOYEES

The following table contains information about certain of our “significant employees” as required by the SEC rules. These employees are non-executive employees who we expect to make a significant contribution to the business.

Name and Age	Principal Occupation
Bjorn Jonshagen Age 53	Mr. Jonshagen has been managing our Australian research and development since 1992, and was part of the Australian research and development team since 1986. Mr. Jonshagen is a co-developer of some of our intellectual property. Prior to joining the Company in 1986, Mr. Jonshagen gained extensive experience as a design engineer for wind turbine generators, plate heat exchangers and various valve products. Mr. Jonshagen holds a Master’s of Science degree in Mechanical Engineering which he received in 1979 from Lund University of Technology, Sweden, and a Master’s of Science degree in Mechanical Engineering Materials Science which he received in 1980 from the University of Hawaii, Honolulu.

Name and Age	Principal Occupation
Peter Lex Age 47	Vice President, Manufacturing. Mr. Lex joined Johnson Controls Battery Group in 1990 and has been our senior systems engineer since we acquired this division from Johnson Controls in 1994. He has coordinated extensive laboratory testing and qualification of zinc-bromine batteries and electrochemical capacitors. He has organized the research in materials development and conducted electrochemical testing of battery components and has developed electrode and separator materials and processing techniques that improved the performance and life expectancy of the batteries. He has been the principal U.S. research and development scientist for us since 1994 and coordinates the entire group’s materials research activities. He is a co-developer of our U.S. intellectual property. Mr. Lex holds a Bachelor of Science degree in Chemical Engineering which he received in 1984 from The University of Wisconsin-Madison and Master of Science degree in Chemical Engineering which he received in 1988 from The University of Connecticut, Storrs.
Michael Hughes Age 54	Vice President, Systems Engineering. Mr. Hughes joined Johnson Controls Battery Group in 1991 and has been our senior systems engineer since we acquired this division from Johnson Controls in 1994. He managed the eight member development team that built, tested and demonstrated the initial 100kWh system utilizing on-board computers, PC-based controls and automated communication systems. Mr. Hughes was also a core team member of the Johnson Controls Inc. electric vehicle race team that demonstrated a zinc-bromine battery powered car capable of a top speed of 95 mph. Prior to joining the zinc-bromine research group at Johnson Controls Inc, he held positions as a research assistant and then project assistant at University of Wisconsin-Milwaukee Department of Physics. Mr. Hughes holds a Bachelor of Science degree which he received in 1987 and a Master’s of Science in Physics which he received in 1991, from the University of Wisconsin-Milwaukee.

AUDIT COMMITTEE REPORT

The audit committee of ZBB Energy has:

•	reviewed and discussed the audited financial statements with management;
•	discussed with PKF, our independent auditors, the matters required to be discussed by PCAOB Auditing Standards AU 380, Communication with Audit Committees;
•	received the written disclosures and the letter from PKF required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees; and
•	discussed with PKF the auditors’ independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that that the audited financial statements be included in the annual report on Form 10-K for the fiscal 2009.

The Audit Committee members are William A. Mundell (Chairman), Richard A. Payne and Manfred E. Birnbaum.

Fees Paid to Independent Auditors

The following table presents fees for audit services rendered by PKF for the audit of our annual consolidated financial statements for fiscal 2009 and 2008, and fees billed by PKF for other services rendered during the same periods.

	2009	2008
Audit Fees	$99,882	$101,095
Audit-Related Fees	$3,200	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$103,082	$101,095

Audit Fees.  Services rendered in this category in 2009 and 2008 consisted of:

•	audits and quarterly reviews of the consolidated financial statements.

Audit Related Fees.  Services related to SEC matters.

Tax Fees.  We did not pay any fees to PKF for tax compliance, tax advice, tax planning or other professional tax services during fiscal 2009 or fiscal 2008.

All Other Fees.  Nil

Pre-Approval Policies and Procedures

We have implemented an Independent Auditor Services Policy related to the provision of audit and non-audit related services. Under these procedures, our audit committee pre-approves all services to be provided by PKF and the estimated fees related to these services.

2. Ratification of Independent Auditors

PKF audited our consolidated financial statements for fiscal 2009, 2008 and 2007. The audit committee of the board of directors has appointed PKF to audit our consolidated financial statements for the fiscal year ending June 30, 2009 and directed that such appointment be submitted to the shareholders for ratification. Representatives of PKF will not be present at the annual meeting.

If the shareholders do not ratify the appointment of PKF, the audit committee will take such action into account in reconsidering the appointment of our independent auditors for the fiscal year ending June 30, 2010.

The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of PKF as our independent auditors for fiscal 2010. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

The Board of Directors recommends you vote FOR the ratification of the appointment of PKF as our independent auditors for fiscal 2009 and your proxy will be so voted unless you specify otherwise.

3. Amendment and Restatement of By-laws

At the annual meeting, shareholders will be asked to approve the amendment and restatement of our by-laws in order to: (1) add advance notice requirements and procedures governing how shareholders can bring a shareholder proposal before an annual meeting and nominate persons for election as directors; (2) remove provisions relating to the rules and regulations of the Australian Securities Exchange (ASX), to which we are no longer subject; (3) increase the shareholder quorum requirement to correspond to the recommended quorum requirement under the rules of the NYSE Amex; (4) create a separate office of Chief Executive Officer; and (5) make other changes to update our by-laws to current Wisconsin law and make other minor clarifying and stylistic revisions certain to provisions of our by-laws, including those relating to shareholder proxies, adjournments of annual or special meetings, the filling of vacancies on the board of directors, director compensation, authority of director committees and emergency by-laws.

The proposed amended and restated by-laws were approved by the board of directors subject to shareholder approval. If shareholder approval is received, the amended and restated by-laws will take effect as of the close of the annual meeting. The amended and restated by-laws will not take effect unless shareholder approval is received.

The complete text of the proposed amended and restated by-laws is attached, and is qualified in all respects by reference to the full text set forth in Appendix A.

•	The proposed amended and restated by-laws include provisions that set forth the advance notice requirements and procedures that must be followed in order for a shareholder to properly propose business before an annual meeting and/or nominate persons for election as directors. The board of directors believes that such advance notice requirements and procedures are beneficial to both our shareholders and to the board of directors in planning for and administering meetings of our shareholders. In addition, they help our shareholders to better understand the process that must be followed in order to comply with the applicable provisions of our by-laws when submitting proposals for a shareholder meeting and/or nominating persons for election as directors, and they enable the board of directors to better plan for such meetings and inform shareholders prior to the meeting of the business to be conducted.
•	Prior to our initial public offering in the United States in June 2007 and the listing of our common stock on the NYSE Amex (formerly the American Stock Exchange), our common stock, in the form of CUFS (CHESS Units of Foreign Securities), was listed on the ASX. Accordingly, our by-laws currently contain provisions relating to the rules and regulations of the ASX. These provisions have been omitted under the proposed amended and restated by-laws because our common stock is no longer listed on the ASX and, therefore, we are no longer subject to such rules and regulations. In addition, the quorum requirement for shareholders to take action on a matter at a meeting of shareholders has been increased under the proposed amended and restated by-laws from one-quarter to one-third (unless our articles of incorporation, by-laws or Wisconsin law provides otherwise) to correspond to the recommendation of the NYSE Amex pursuant to section 123 of the NYSE Amex Company Guide.
•	Under our current by-laws, the President of the Company is the principal executive officer of the Company and, subject to the control of the board of directors, supervises and controls all of the Company’s business and affairs and its officers. Under the proposed amended and restated by-laws, a separate office of Chief Executive Officer is created. The person holding the office of Chief Executive Officer will be the Company’s principal executive officer and assume the authority and responsibility previously assigned to the President. Under the proposed amended and restated by-laws, the person holding the office of President will perform the duties of the Chief Executive Officer in the event that the Chief Executive Officer is absent, unable or unwilling to perform the duties of the office. The President will also perform such duties as are assigned to the President by the Chief Executive Officer or the board of directors. The same person may hold the office of President and Chief Executive Officer. The board of directors believes this amendment will provide flexibility in the future with respect to the allocation of authority and responsibility among management.

The affirmative vote of three-quarters of the votes cast on the proposal is required to approve the proposal. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

The Board of Directors recommends that you vote FOR the approval of the amended and restated by-laws and your proxy will be so voted unless you specify otherwise.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership, of our common stock. Copies of these reports must also be furnished to us. Based solely on a review of these copies, we believe that during fiscal 2009, all filing requirements were met.

SUBMISSION OF SHAREHOLDER PROPOSALS

In accordance with our Shareholders Nomination Policy, nominations, other than by or at the direction of the board of directors, of candidates for election as directors at the 2010 Annual Meeting of Shareholders must be received by us no earlier than June 7, 2010 and no later than August 6, 2010.

To be considered for inclusion in the proxy statement solicited by the board of directors, shareholder proposals for consideration at the 2010 Annual Meeting of Shareholders must be received by us at our principal executive offices by May 5, 2010. Such nominations or proposals must be submitted to Mr. David S. Bornstein, Secretary, ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051. To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

OTHER MATTERS

Although management is not aware of any other matters that may come before the annual meeting, if any such matters should be presented, the persons named in the accompanying proxy intend to vote such proxy in accordance with their best judgment.

Shareholders may obtain a copy of our Annual Report on Form 10-K at no cost by requesting a copy on our Internet website at www.zbbenergy.com or by writing to Mr. David S. Bornstein, Secretary, ZBB Energy Corporation, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051.

By Order of the Board of Directors,

David S. Bornstein, Secretary

APPENDIX A
AMENDED AND RESTATED BY-LAWS
OF
ZBB ENERGY CORPORATION
(as of November 4, 2009)

ARTICLE I. OFFICES

SECTION 1.01. Principal Office

The principal office of the Corporation shall be located at any place either within or outside the state of Wisconsin as designated in the Corporation’s most current Annual Report filed with the Wisconsin Secretary of State. The executive offices of the Corporation shall be located at the principal office.

SECTION 1.02. Registered Office

The registered office of the Corporation, as required by the Wisconsin Business Corporation Law (the “WBCL”), shall be located within Wisconsin and may, but need not, be the same as any of its places of business. The address of the registered office may be changed from time to time.

ARTICLE II. SHAREHOLDERS

SECTION 2.01. Annual Shareholder Meeting

The annual meeting of the shareholders shall be held ~~within 5 months after the close of the Corporation’s fiscal year,~~ at such time and date as determined by the Corporation’s Board of Directors, for the purpose of electing directors for the class of directors whose term expires in such year and for the transaction of such other business as may have been properly brought before the meeting. If the election of directors shall not be held on the day designated herein for the annual meeting of the shareholders, or at any subsequent continuation after adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as is convenient.

SECTION 2.02. Special Shareholder Meetings

Special meetings of the shareholders, for any purpose or purposes, described in the meeting notice, may be called by the ~~President~~Chairman of the Board, the Chief Executive Officer, or by the Board of Directors, and shall be called by the ~~President~~Chief Executive Officer at the request of the holders of not less than one-tenth of all outstanding votes of the Corporation entitled to be cast on any issue at the meeting.

SECTION 2.03. Place of Shareholder Meeting

The Board of Directors may designate any place, either within or without the State of Wisconsin, as the place of meeting for any annual or any special meeting of the shareholders, unless all shareholders entitled to vote at the meeting designate, by unanimous written consent, a different place, either within or without the State of Wisconsin, as the place for the holding of such meeting. If no designation is made by either the directors or unanimous action of the voting shareholders, the place of meeting shall be the principal office of the Corporation in the State of Wisconsin.

SECTION 2.04. Notice of Shareholder Meeting.

2.04.1. Required Notice

Except as otherwise required by the WBCL, written notice stating the date, time and place of each annual or special shareholder meeting shall be delivered not less than 10 nor more than 60 days before the date of the meeting, ~~either personally or by mail,~~ by or at the direction of the ~~President~~Chairman of the Board, the Chief Executive Officer, the Board of Directors, or other persons calling the meeting, to each shareholder of record, entitled to vote at such meeting and to any other shareholder entitled by the WBCL or the Corporation’s Articles of Incorporation to receive notice of the meeting. Notice may be communicated in person, by telephone, telegraph, teletype, facsimile, electronic transmission or other forms of wire or wireless communication, or by mail or private carrier. Written notice to a shareholder shall be deemed to be effective on the earlier of: (a) the date received; (b) the date it is deposited in the United States mail when addressed to the shareholder’s address shown in the Corporation’s current record of shareholders, with postage prepaid; (c) the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (d) the date sent, if transmitted by telegraph, teletype, facsimile, electronic transmission or other form of wire or wireless communication; or (e) the date delivered to a courier or deposited in a designated receptacle, if sent by private carrier, when addressed to the shareholder’s address shown in the Corporation’s current record of shareholders.

2.04.2. Adjourned Meeting

If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place is announced at the meeting before adjournment. But if a new record date for the adjourned meeting is, or must be fixed (see Section 2.05 of this Article II), then notice must be given pursuant to the requirements of Section 2.04.1, above, to those persons who are shareholders as of the new record date.

2.04.3. Waiver of Notice

Any shareholder may waive notice of the meeting (or any notice required by the WBCL, the Corporation’s Articles of Incorporation or By~~-~~ Laws), by a writing signed by the shareholder entitled to the notice, which is delivered to the Corporation (either before or after the date and time stated in the notice) for inclusion in the corporate records. A shareholder’s attendance at a meeting, in person or by proxy:

(a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting;

(b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

2.04.4. Contents of Notice

The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called and such other information as may be required by the WBCL. Except as provided in this Section 2.04.4, or as provided in the Corporation’s Articles of Incorporation or otherwise in the WBCL, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.

2.04.5. Special Transactions and Dissenters’ Rights

If a purpose of any shareholder meeting is to consider either: (a) a proposed amendment to the Corporation’s Articles of Incorporation (including any restated articles requiring shareholder approval); (b) a plan of merger or share exchange; (c) the sale, lease, exchange or other disposition of all, or substantially all of the Corporation’s property; (d) the dissolution of the Corporation; or (e) the removal of a director, the notice must so state and must be accompanied by, ~~respectively~~as applicable, a copy or summary of the: (i) articles of amendment; (ii) plan of merger or share exchange; or (iii) a description of the transaction for disposition of all the Corporation’s property and must be given a sufficient number of days in advance of the meeting to comply with the WBCL. If the proposed corporate action creates dissenters’ rights, the notice must state that shareholders are, or may be, entitled to assert dissenters’ rights, and must be accompanied by a copy of Subchapter XIII of the WBCL.

2.04.6. Advance Notice Shareholder–Proposed Business at Annual Meeting

At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) specified in the notice of meeting (or any amendment or supplement thereto) given in accordance with Section 2.04.1, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, the Chairman of the Board or the Chief Executive Officer, or (c) otherwise properly brought before the meeting by a shareholder. In addition to any other requirements under applicable law, the Articles of Incorporation or the By-Laws, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation.

To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal office of the Corporation, not less than 90 days prior to the anniversary of the annual meeting of shareholders held in the prior year. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting:

(i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(ii) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business;

(iii) (A) the class and number of shares of the Corporation which are owned of record and shares of the Corporation which are owned beneficially but not of record by such shareholder as well as by any Associated Person (as defined below), (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder as well as by any Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder as well as any Associated Person has a right to vote any shares of any security of the Corporation, (D) the extent to which the shareholder providing the notice, or any Associated Person, has entered into any transaction or series of transactions, including hedging, short selling, borrowing shares, or lending shares, with the effect or intent to mitigate loss or manage the risks of changes in share price or to profit or share in profit from any decrease in share price, or to increase or decrease the voting power of such shareholder or any Associated Person with respect to any shares of capital stock of the Corporation, (E) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees (other than an asset-based fee) that such shareholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s immediate family sharing the same household (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date);

(iv) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings that would be required to be made in connection with solicitations of proxies for the proposal pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(v) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the proposed business specified in the notice; and

(vi) any interest of the shareholder in such business. In addition, any such shareholder shall be required to provide such further information as may be requested by the Corporation. The Corporation may require evidence by any person giving notice under this Section 2.04.6 that such person is a bona fide beneficial owner of the Corporation’s shares.

Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.04.6; provided, however, that nothing in this Section 2.04.6 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

The presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.04.6, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

For purposes of Sections 2.04.6 and 2.04.7, “Associated Person” of any shareholder means any person controlling, directly or indirectly, or acting in concert with, such shareholder; any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder; and any person controlling, controlled by, or under common control with such shareholder.

Notwithstanding anything contained in this Section 2.04.6, any shareholder-proposed business that relates to the nomination of directors may only be properly brought before a meeting of shareholders in accordance with the procedures set forth in Section 2.04.7.

2.04.7. Procedure for Nomination of Directors.

2.04.8.

Only persons nominated in accordance with all of the procedures set forth in the Corporation’s Articles of Incorporation and By-Laws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors, by any nominating committee or persons appointed by the Board, or by any shareholder of the Corporation entitled to vote for election of directors at the meeting who complies with all of the notice procedures set forth in this Section 2.04.7.

Nominations other than those made by or at the direction of the Board of Directors or any nominating committee or person appointed by the Board shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder’s request to nominate a person for director, together with the written consent of such person to serve as a director, must be received by the Secretary of the Corporation at the Corporation’s principal office:

(i) with respect to an election held at an annual meeting of shareholders, not less than 90 days nor more than 150 days prior to the anniversary of the annual meeting of shareholders held in the prior year, or

(ii) with respect to an election held at a special meeting of shareholders for the election of directors, not later than the close of business on the eighth day following the date on which notice of such meeting is given to shareholders.

To be in proper written form, such shareholder’s notice shall set forth in writing:

(a) as to each person whom the shareholder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by such person, and (iv) such other information relating to such person as is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and any successor to such Regulation; and

(b) as to the shareholder giving the notice:

(i) the name and address, as they appear on the Corporation’s books, of such shareholder;

(ii) (A) the class and number of shares of the Corporation which are owned of record and shares of the Corporation which are owned beneficially but not of record by such shareholder as well as by any Associated Person, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder as well as by any Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder as well as any Associated Person has a right to vote any shares of any security of the Corporation, (D) the extent to which the shareholder providing the notice, or any Associated Person, has entered into any transaction or series of transactions, including hedging, short selling, borrowing shares, or lending shares, with the effect or intent to mitigate loss or manage the risks of changes in share price or to profit or share in profit from any decrease in share price, or to increase or decrease the voting power of such shareholder or any Associated Person with respect to any shares of capital stock of the Corporation, (E) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (G) any performance-related fees (other than an asset-based fee) that such shareholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s immediate family sharing the same household (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date);

(iii) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings that would be required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; (iv) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (v) any interest of the shareholder in such nomination. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation or the shareholder to nominate the proposed nominee. The presiding officer at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures or other requirements prescribed by the Corporation’s Articles of Incorporation and By-Laws; and if he should so determine, such presiding officer shall so declare to the meeting and the defective nomination(s) shall be disregarded.

SECTION 2.05. Fixing of Record Date.

2.05.1. Meetings, Distributions, Etc.

For the purpose of determining shareholders of any voting group entitled to notice of a shareholders’ meeting, to demand a special meeting, or to vote or take any other action, or shareholders entitled to receive payment of any distribution or share dividend, the Board of Directors may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is so fixed by the Board of Directors for the determination of shareholders entitled to notice of, or to demand or vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

(a) with respect to an annual shareholder meeting or any special shareholder meeting called by the Board of Directors or any person specifically authorized by the Board of Directors or these By~~-~~ laws to call a meeting, the day before the first notice is delivered to shareholders;

(b) with respect to a special shareholders’ meeting demanded by the shareholders, the date the first shareholder signs the demand;

(c) with respect to the payment of a share dividend, the date the Board of Directors authorizes the share dividend;

(d) with respect to actions taken in writing without a meeting (pursuant to Section 2.11 of this Article II), the date the first shareholder signs a consent; and

(e) with respect to a distribution to shareholders, (other than one involving a purchase, redemption or other acquisition of the Corporation’s shares), the date the Board of Directors authorizes the distribution.

2.05.2. Adjournment

When a determination of shareholders entitled to vote at any shareholders’ meeting has been made as provided in this Section 2.05, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

SECTION 2.06. Shareholder List

After fixing a record date for a meeting of shareholders, the Corporation shall prepare a list of the names of all its shareholders who are entitled to notice of the shareholders’ meeting. The list shall be arranged by class or series of shares and show the address of and the number of shares held by each shareholder. The shareholders’ list shall be available for inspection by any shareholder beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available at the Corporation’s principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder, or his or her agent or attorney, is entitled, on written demand, to inspect and, provided that the shareholder, or his or her agent or attorney, demonstrates to the satisfaction of the Corporation he or she satisfies the applicable requirements of the WBCL, to copy the list during regular business hours and at his expense, during the period it is available for inspection. The Corporation shall make the shareholders’ list available at the meeting and any shareholder, or his or her agent or attorney, may inspect the list at any time during the meeting or any adjournment thereof. Refusal or failure to prepare or make available the shareholders’ list shall not affect the validity of any action taken at such meeting.

SECTION 2.07. Shareholder Quorum, Voting Requirements and Voting Groups

2.07.1. Quorum

Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Corporation’s Articles of Incorporation, a By-law adopted under authority granted in the Corporation’s Articles of Incorporation or the WBCL provides otherwise, one-~~quarter~~third of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

2.07.2. Voting Requirements

Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or a By-law adopted under authority granted in the Corporation’s Articles of Incorporation or the WBCL requires a greater number of affirmative votes.

2.07.3. Voting Groups

If the Corporation’s Articles of Incorporation, a By-law adopted under authority granted in the Corporation’s Articles of Incorporation or the WBCL provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group. If the Articles of Incorporation or the WBCL provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

SECTION 2.08. Proxies

For all meetings of shareholders, a shareholder may authorize another person to act for the shareholder by appointing the person as proxy. A shareholder or the shareholder’s authorized officer, director, employee, agent or attorney-in-fact may use any of the following means to appoint a proxy:

(a) In writing by signing or causing the shareholder’s signature to be affixed to an appointment form by any reasonable means, including, but not limited to, by facsimile signature;

(b) By transmitting or authorizing the transmission of an electronic transmission of the appointment to the person who will be appointed as proxy or to a proxy solicitation firm, proxy support service organization or like agent authorized to receive the transmission by the person who will be appointed as proxy; or

(c) By any other means permitted by the Wisconsin business corporation law.

~~SECTION 2.08. Proxies. At all meetings of shareholders, a shareholder may vote in person, or vote by proxy pursuant to an appointment of proxy that is executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such appointment of a proxy shall be filed before or at the time of the meeting with the Secretary of the Corporation or other person~~An appointment of a proxy shall be effective when a signed appointment form or an electronic transmission of the appointment is received by the inspector of election or the officer or agent authorized to tabulate votes. No appointment ~~of a proxy~~ shall be valid after ~~11~~eleven months ~~from the date of its execution~~, unless otherwise provided in the appointment ~~of the proxy~~.

SECTION 2.09. Voting of Shares

2.09.1. Generally

Except as provided otherwise in the WBCL or in the Corporation’s Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

2.09.2. Shares Held by a Controlled Corporation

No shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting. The foregoing, however, shall not limit the power of the Corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

2.09.3. Redeemable Shares

Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders thereof and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

SECTION 2.10. Corporation’s Acceptance of Votes

2.10.1. Shareholder Name

If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the Corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

2.10.2. Other Name

If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the Corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

(a) the shareholder is an entity as defined in the WBCL and the name signed purports to be that of an officer or agent of the entity;

(b) the name signed purports to be that of a personal representative, administrator, executor, guardian, or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

(c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

(d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory’s authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

(e) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

2.10.3. Invalid Signature

The Corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature or about the signatory’s authority to sign for the shareholder.

2.10.4. No Liability

The Corporation and its officers or agents who accept or reject a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this Section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

2.10.5. Presumption of Validity

Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this Section 2.10 is valid unless a court of competent jurisdiction determines otherwise.

SECTION 2.11. Informal Action by Shareholders

Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more written consents, setting forth the action so taken, are signed by all of the shareholders entitled to vote with respect to the subject matter thereof and are delivered to the Corporation for inclusion in the minute book. If the action to be taken requires that notice be given to non-voting shareholders, the Corporation shall give the non-voting shareholders written notice of the proposed action at least 10 days before the action is taken, which notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. Action taken by ~~consents~~consent is effective when the last ~~such written~~shareholder signs the consent and the consent is delivered to the Corporation, unless the consent specifies a different effective date. A consent signed under this Section has the effect of a meeting vote and may be described as such in any document.

SECTION 2.12. Voting for Directors

Except as provided in Section 2.11, above, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. In this Section 2.12, “plurality” means that the individuals with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election. Votes cast against a candidate are not given legal effect and are not counted as votes cast in an election of directors.

SECTION 2.13. Adjournments

An annual or special meeting of shareholders may be adjourned at any time, including after action on one or more matters, by a majority of shares represented, even if less than a quorum. An annual or special meeting may also be adjourned at any time, including after action on one or more matters, by the Chairman of the Board, by the presiding officer of such meeting or by any duly authorized officer of the Corporation. The meeting may be adjourned for any purpose, including, but not limited to, allowing additional time to solicit votes on one or more matters, to disseminate additional information to shareholders or to count votes. Upon being reconvened, the adjourned meeting shall be deemed to be a continuation of the initial meeting.

ARTICLE III. BOARD OF DIRECTORS

SECTION 3.01. General Powers

All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

SECTION 3.02. Number, Classification, Tenure, and Qualifications of Directors.

3.02.1. Number

Except as otherwise provided in the Articles of Incorporation, the number of directors shall be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors then in office, but shall not be less than three. Directors need not be residents of the State of Wisconsin or shareholders of the Corporation unless so required by the Corporation’s Articles of Incorporation.

3.02.2. Classification

The directors shall be divided into three classes, designated Class I, Class II, and Class III, and the term of directors of each class shall be three years~~; provided, however, that the initial term of Class I directors shall expire at the first annual shareholders’ meeting after30 September , 2004, the initial term of Class II directors shall expire at the second annual shareholders’ meeting after 30 September, 2004 and the initial term of Class III directors shall expire at the third annual shareholders’ meeting after30 September, 2004.~~. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. If the number of directors is changed by resolution of the Board of Directors pursuant to Section 3.02(a), any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

3.02.3. Tenure

A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be duly elected and shall qualify except where a director is removed or resigns as a director prior to that date or until there is a decrease in the number of directors.

SECTION 3.03. Regular Meetings of the Board of Directors

A regular meeting of the Board of Directors shall be held without other notice than this By~~-~~ law immediately after, and at the same place as, the annual meeting of shareholders. The ~~President~~Chief Executive Officer of the Corporation, or in his absence, the Board of Directors may provide, by resolution, the time and place, only within the county where this Corporation’s principal office is located, for the holding of additional regular meetings without other notice than such resolution. ~~Any such regular meeting may be held by telephone in accordance with Section 3.07, below.~~

SECTION 3.04. Special Meetings of the Board of Directors

Special meetings of the Board of Directors may be called by or at the request of the ~~President~~Chief Executive Officer or any one director. The person authorized to call special meetings of the Board of Directors may fix any place, only within the county where this Corporation’s principal office is located, for holding any special meeting of the Board of Directors. ~~Any such special meeting may be held by telephone in accordance with Section 3.07, below.~~

SECTION 3.05. Notice of, and Waiver of Notice for, Special Director Meetings

Notice of meetings, except the regular annual meeting of the Board of Directors, shall be given at least five (5) days prior to the date set for any such meeting. Notice may be communicated in person, by telephone, telegraph, teletype, facsimile, electronic transmission or other form of wire or wireless communication, or by mail or private carrier. Written notice shall be deemed to be effective on the earlier of: (a) the date received; (b) the date it is deposited in the United States mail when addressed to the director at his business or home address as it appears in the Corporation’s records, with postage prepaid; (c) the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (d) the date sent, if transmitted by telegraph, teletype, facsimile, electronic transmission or other form of wire or wireless communication; or (e) the date delivered to a courier or deposited in a designated receptacle, if sent by private carrier, when addressed to the director at his business or home address as it appears in the Corporation’s records. Oral notice shall be deemed effective when communicated. Whenever any notice whatever is required to be given to any director of the Corporation under these By~~-~~ laws, the Corporation’s Articles of Incorporation or the WBCL, a waiver thereof in writing, signed at any time whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to timely notice. A director’s attendance at, or participation in, a meeting waives any required notice unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of such meeting.

SECTION 3.06. Director Quorum and Votes.

3.06.1. Quorum

A majority of the number of directors specified in Section 3.02.1, above, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

3.06.2. Votes

The affirmative vote of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors.

SECTION 3.07. Meetings; Assent.

3.07.1. Telephonic Meetings

Any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting and all communication during the meeting is immediately transmitted to each participating director and each participating director is able to immediately send messages to all other participating directors. If the meeting is to be conducted through the use of any such means of communication all participating directors must be informed that a meeting is taking place at which official business may be transacted. A director participating in a meeting by any such means of communication is deemed to be present in person at the meeting.

3.07.2. Presumption of Assent

A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (a) he objects at the beginning of the meeting (or promptly upon his arrival) to holding the meeting or transacting business at the meeting; or (b) he dissents or abstains from the action taken and minutes of the meeting are prepared that show his dissent or abstention from the action taken; or (c) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting; or (d) he dissents or abstains from the action taken and minutes of the meeting are prepared that fail to show his dissent or abstention and he delivers written notice of that failure to the Corporation promptly after receiving the minutes. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

SECTION 3.08. Director Action Without a Meeting

Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if the action is taken by all members of the Board of Directors. The action shall be evidenced by one or more written consents describing the action taken, signed by each director and retained by the Corporation. Action taken by ~~consents~~consent is effective when the last director signs the consent, unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document.

SECTION 3.09. Removal and Resignation of Directors.

3.09.1. Removal

The shareholders may remove one or more directors only at a meeting called for that purpose if notice has been given to the shareholders that a purpose of the meeting is such removal. The removal may be with or without cause. If a director is elected by a voting group, only the shareholders of that voting group may participate in the vote to remove that director. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

3.09.2. Resignation

A director may resign at any time by delivering written notice to the Board of Directors or to the Corporation. A resignation is effective when such notice is delivered to the Corporation unless the notice specifies a later effective date.

SECTION 3.10. Board of Director Vacancies.

3.10.1. Filling of Vacancies, Generally

~~Unless the Corporation’s Articles of Incorporation provide otherwise, if a vacancy occurs~~Any vacancy on the Board of Directors, however caused, including ~~a~~, without limitation, any vacancy resulting from an increase in the number of directors, ~~the shareholders may fill the vacancy. During such time that the shareholders fail or are unable to fill such vacancies then and until the shareholders act:~~shall be filled by the vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director so elected to fill any vacancy in the Board of Directors, including a vacancy created by an increase in the number of directors, shall hold office for the remaining term of directors of the class to which he has been elected. A vacancy that will occur at a specific later date may be filled before the vacancy occurs, but the new director will not take office until the vacancy occurs.

~~(a) the Board of Directors may fill the vacancy; or~~

~~(b) if the directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.~~

~~3.10.2. Vacancy for Director Elected by a Voting Group. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by the shareholders, and only the remaining directors elected by that voting group may vote to fill the vacancy if it is filled by the directors.~~

3.10.2. ~~3.10.3.~~ Filling of Vacancy Due to Deferred Resignation

A vacancy that will occur at a specific later date by reason of a resignation effective at a later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

~~3.10.4. Term of Replacement Director. The term of a director elected to fill a vacancy expires at the next shareholders’ meeting at which directors are elected. However, if his term expires, he shall continue to serve until his successor is elected and qualified or until there is a decrease in the number of directors.~~

SECTION 3.11. Director Compensation

Unless the Corporation’s Articles of Incorporation provide otherwise, the Board of Directors, by resolution and irrespective of any personal interest of any of its members, may ~~provide that each director be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the Corporation in any capacity and receiving compensation therefor~~fix the compensation of directors.

SECTION 3.12. Director Committees.

3.12.1. Creation of Committees

The Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee must have ~~two or more members, who~~at least one member, each of whom serve at the pleasure of the Board of Directors.

3.12.2. Selection of Members

The creation of a committee and appointment of members to it must be approved by the greater of (1) a majority of all the directors in office when the action is taken or (2) the number of directors required by the Articles of Incorporation to take such action, (or, if none is specified in the Corporation’s Articles of Incorporation, the number required by Section 3.06, above, to take action).

3.12.3. Required Procedures

Sections 3.03, 3.04, 3.05, 3.06, 3.07 and 3.08, above, which govern meetings, notice and waiver of notice, quorum and voting, and action without meetings, of the Board of Directors, apply to committees and their members.

3.12.4. Authority

Each committee may exercise those aspects of the authority of the Board of Directors which the Board of Directors confers upon such committee in the resolution creating the committee except that a committee may not do any of the following:

~~(a) authorize distributions of assets of the Corporation;~~

(a) ~~(b)~~ approve or propose to shareholders action that the WBCL requires be approved by shareholders; or

~~(c) fill vacancies on the Board of Directors or on any of its committees, unless the Board of Directors has specifically granted such authority to the committee;~~

~~(d) amend the Articles of Incorporation pursuant to the authority of directors to do so granted by Section 180.1002 of the WBCL or any successor thereto;~~

(b) ~~(e)~~ adopt, amend, or repeal By~~-laws;~~ laws.

~~(f) approve a plan of merger not requiring shareholder approval;~~

~~(g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or~~

~~(h) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors.~~

SECTION 3.13. Chairman of the Board

The Board of Directors shall have a Chairman of the Board, who shall be one of its members, to serve as its leader with respect to its activities. The Chairman of the Board shall be elected by the Board of Directors. The Board of Directors may remove and replace the Chairman of the Board at any time with or without cause. The Chairman of the Board shall not be an officer or employee of the Corporation by virtue of such position. The Chairman of the Board shall preside at all annual and special meetings of shareholders and all regular and special meetings of the Board of Directors, in each case except as he delegates to the Chief Executive Officer or as otherwise may be determined by the Board of Directors.

ARTICLE IV. OFFICERS

SECTION 4.01. Number of Officers

The officers of the Corporation may consist of ~~the offices of president, vice-president,~~a chief executive officer, president, one or more vice presidents, any number of whom may be designated as senior executive vice president, executive vice president or senior vice president, a secretary, and a treasurer, each of whom shall be appointed by the Board of Directors. The Board of Directors may appoint such other officers and assistant officers as it deems necessary. If specifically authorized by the Board of Directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the Corporation.

SECTION 4.02. Appointment and Term of Office

The officers of the Corporation shall be appointed by the Board of Directors for a term as determined by the Board of Directors. If no term is specified, they shall hold office until the first meeting of the Board of Directors held after the next annual meeting of shareholders. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until his successor shall have been duly appointed and shall have been qualified, until his death, or until he shall resign or shall have been removed in the manner provided in Section 4.03, below. The designation of a specified term does not grant to the officer any contract rights, and the Board of Directors may remove the officer at any time prior to the termination of such term.

SECTION 4.03. Removal of Officers

Any officer or agent may be removed by the Board of Directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

SECTION 4.04. Vacancies

A vacancy in any principal office because of death, resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

~~SECTION 4.05. Chairman of the Board. The Chairman of the Board (if the Board of Directors has elected one) shall preside at all annual and special meetings of the shareholders and all regular and special meetings of the Board of Directors, shall advise and consult with the President and shall be responsible for the administration and management of the areas of the business and affairs of the Corporation assigned to him or her from time to time by the Board of Directors.~~

SECTION 4.05. Chief Executive Officer

~~SECTION 4.06. President.~~ . The ~~President~~Chief Executive Officer shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall supervise and control all of the business and affairs of the Corporation and its officers. The ~~President~~ Chief Executive Officer shall have the authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the Corporation as the ~~President~~Chief Executive Officer deems necessary, prescribe their powers, duties and compensation and delegate authority to them. Such agents and employees shall hold offices at the discretion of the ~~President~~Chief Executive Officer. The ~~President~~Chief Executive Officer may sign, execute, and acknowledge, on behalf of the Corporation, certificates for shares of the Corporation’s capital stock and deeds, mortgages, bonds, contracts, or other instruments necessary or proper to be executed in the course of the Corporation’s regular business or which the Board of Directors has authorized to be executed. Except as otherwise provided by the WBCL or the Board of Directors, the ~~President~~Chief Executive Officer may authorize any other officer or agent of the Corporation to sign, execute and acknowledge such documents or instruments in his place and stead. In general, the ~~President~~Chief Executive Officer shall have all authority and perform all duties incident to the office of ~~president~~chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

SECTION 4.06. President. In the absence of the Chief Executive Officer or in the event of his death, inability or refusal to act, the President, if one has been elected, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The President may sign certificates for shares of the Corporation’s capital stock, the issuance of which have been authorized by resolution of the Board of Directors; and shall perform such other duties as from time to time may be assigned to him by the Chief Executive Officer or by the Board of Directors.

SECTION 4.07. Vice Presidents

One or more Vice Presidents may be designated as Senior Executive Vice President, Executive Vice President or Senior Vice President. In the absence of the President and the Chairman of the Board or in the event of his death, inability or refusal to act, the Vice~~-~~ President, if one has been elected (or in the event that there is more than one Vice~~-~~ President, the Vice~~-~~ Presidents in the order designated at the time of their appointment, or in the absence of any designation, then in the order of their appointment), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice~~-~~ President may sign certificates for shares of the Corporation’s capital stock, the issuance of which have been authorized by resolution of the Board of Directors; and shall perform such other duties as from time to time may be assigned to him by the Chief Executive Officer, the President or by the Board of Directors.

SECTION 4.08. Secretary

The Secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By~~-~~ laws or as required by the WBCL; (c) be custodian of the corporate records and of any seal of the Corporation and, if there is a seal of the Corporation, see that it is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) when requested or required, authenticate any records of the Corporation; (e) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder or delegate that responsibility to a stock transfer agent approved by the Board of Directors; (f) sign, with the Chief Executive Officer, the President or a Vice~~-~~ President, certificates for shares of the Corporation’s capital stock, the issuance of which has been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the Chief Executive Officer, the President or by the Board of Directors.

SECTION 4.09. Treasurer

The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies, or other depositaries as shall be selected by the Board of Directors; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the Chief Executive Officer, the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall require.

SECTION 4.10. Assistant Secretaries and Assistant Treasurers

The Assistant Secretaries, when authorized by the Board of Directors, may sign with the Chief Executive Officer, the President or a Vice~~-~~ President certificates for shares of the Corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer, the President or the Board of Directors.

SECTION 4.11. Salaries

The salaries of the officers shall be fixed from time to time by the Board of Directors or a committee authorized by the Board to fix the same, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation or a member of such committee.

Article V. LIABILITY AND INDEMNIFICATIONOF DIRECTORS, OFFICERS AND EMPLOYEES

SECTION 5.01. Definitions Applicable to Indemnification and Insurance Provisions.

5.01.1. Director, Officer or Employee

“Director, Officer or Employee” means any of the following:

(a) A natural person who is or was a director, officer or employee of the Corporation.

(b) A natural person who, while a director, officer or employee of the Corporation, is or was serving either pursuant to the Corporation’s specific request or as a result of the nature of such person’s duties to the Corporation as a director, officer, partner, trustee, member of any governing or decision-making committee, employee or agent of another corporation or foreign corporation, partnership, joint venture, trust or other enterprise.

(c) A natural person who, while a director, officer or employee of the Corporation, is or was serving an employee benefit plan because his or her duties to the Corporation also impose duties on, or otherwise involve services by, the person to the plan or to participants in or beneficiaries of the plan.

(d) Unless the context requires otherwise, the estate or personal representative of a director, officer or employee.

5.01.2. Expenses

“Expenses” include fees, costs, charges, disbursements, attorney fees and any other expenses incurred in connection with a Proceeding (as defined below in Subsection 5.01.5).

5.01.3. Liability

“Liability” includes the obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, and reasonable expenses.

5.01.4. Party

“Party” includes a natural person who was or is, or who is threatened to be made, a named defendant or respondent in a Proceeding (as defined below in Subsection 5.01.5).

5.01.5. Proceeding

“Proceeding” means any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the Corporation or by any other person or entity.

SECTION 5.02. Indemnification of Officers, Directors and Employees.

5.02.1. Successful Defense

The Corporation shall indemnify a Director, Officer or Employee to the extent he has been successful on the merits or otherwise in the defense of a Proceeding for all reasonable Expenses incurred in connection with the Proceeding if such person was a party because he is a Director, Officer or Employee. Indemnification under this Subsection 5.02.1 shall be made within 10 days of receipt of a written demand for indemnification.

5.02.2. Other Cases

In cases not included under Subsection 5.02.1, the Corporation shall indemnify a Director, Officer or Employee against Liability and Expenses incurred by such person in connection with a Proceeding to which such person was a party because he is a Director, Officer or Employee, unless it shall have been proven by final judicial adjudication that such person breached or failed to perform a duty owed to the Corporation which constitutes:

(a) A willful failure to deal fairly with the Corporation or its shareholders in connection with a matter in which the Director, Officer or Employee has a material conflict of interest;

(b) A violation of criminal law, unless the Director, Officer or Employee had reasonable cause to believe his conduct was lawful or no reasonable cause to believe his conduct was unlawful;

(c) A transaction from which the Director, Officer or Employee derived an improper personal profit; or

(d) Willful misconduct.

Indemnification required under this Subsection 5.02.2 shall be made within 30 days of receipt of a written demand for indemnification.

SECTION 5.03. Determination that Indemnification is Proper.

5.03.1. Means of Determining whether Indemnification is Required

Unless provided otherwise in the Corporation’s Articles of Incorporation or by a written agreement between the Director, Officer or Employee and the Corporation, determination of whether indemnification is required under Section 5.02 shall be made by any one of the following means selected by the Director, Officer or Employee seeking indemnification:

(a) By a majority vote of a quorum of the Board of Directors consisting of directors not at the time Parties to the same or related Proceedings. If a quorum of disinterested directors cannot be obtained, such determination may be made by majority vote of a committee duly appointed by the Board of Directors and consisting solely of two or more directors not at the time Parties to the same or related Proceedings. Directors who are Parties to the same or related Proceedings may participate in the designation of members of the committee.

(b) By independent legal counsel selected by a quorum of the Board of Directors or its committee in the manner prescribed in Subsection 5.03.1(a), above, or, if unable to obtain such a quorum or committee, by a majority vote of the full Board of Directors, including directors who are Parties to the same or related Proceedings.

(c) By a panel of three arbitrators consisting of one arbitrator selected by those directors entitled under Subsection 5.03.1(b), above, to select independent counsel, one arbitrator selected by the Director, Officer or Employee seeking indemnification, and one arbitrator selected by the two arbitrators previously selected.

(d) By an affirmative vote of a majority of the outstanding shares. Shares owned by, or voted under the control of, persons who are at the time Parties to the same or related Proceedings, whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination.

(e) By court order.

5.03.2. Effect of Termination of Proceeding

The termination of a Proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or an equivalent plea, does not, by itself, create a presumption that indemnification of the Director, Officer or Employee is not required under this Article V.

5.03.3. Request for Indemnification & Assignment of Claims Required

A Director, Officer or Employee who seeks indemnification under this Article V shall make a written request to the Corporation. As a further pre-condition to any right to receive indemnification, the writing shall contain a declaration that the Corporation shall have the right to exercise all rights and remedies available to such Director, Officer or Employee against any other person, corporation, foreign corporation, partnership, joint venture, trust or other enterprise, arising out of, or related to, the Proceeding which resulted in the Liability and Expense for which such Director, Officer or Employee is seeking indemnification, and that the Director, Officer or Employee is hereby deemed to have assigned to the Corporation all such rights and remedies.

5.03.4. Indemnification Not Required

Indemnification under this Article V is not required to the extent the Director, Officer or Employee has previously received indemnification or allowance of expenses from any person or entity, including the Corporation, in connection with the same Proceeding.

5.03.5. Allowance of Expenses as Incurred

Upon written request by a Director, Officer or Employee who is a Party to a Proceeding, the Corporation shall pay or reimburse his reasonable expenses as incurred if the Director, Officer or Employee provides the Corporation with all of the following:

(a) A written affirmation of his good faith belief that he has not breached or failed to perform his duties to the Corporation; and

(b) A written undertaking, executed personally or on his behalf, to repay the allowance without interest to the extent that it is ultimately determined by court order that indemnification under Subsection 5.02.2 is prohibited.

The undertaking under this Subsection shall be accepted without reference to the Director’s, Officer’s or Employee’s ability to repay the allowance. The undertaking shall be unsecured.

5.03.6. Subsequent Limitation of Right to Indemnification

The right to indemnification under this Article V may only be reduced by the subsequent affirmative vote of not less than two-thirds of the votes cast by the holders of the Corporation’s outstanding capital stock entitled to vote on such matter. Any reduction in the right to indemnification may only be prospective from the date of such vote.

SECTION 5.04. Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is a Director, Officer or Employee against any Liability asserted against or incurred by the individual in any such capacity or arising out of his status as such, regardless of whether the Corporation is required or authorized to indemnify or allow expenses to the individual under this Article V.

SECTION 5.05. Severability

If this Article V or any portion thereof is invalidated on any ground by any court of competent jurisdiction, the Corporation shall indemnify the Director, Officer or Employee as to Expenses and Liabilities paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Article V that is not invalidated or by applicable law.

ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER

SECTION 6.01. Certificates for Shares.

6.01.1. Content

Certificates representing shares of the Corporation shall at minimum, state on their face the name of the Corporation and that it is formed under the laws of Wisconsin; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents, and be in such form as determined by the Board of Directors. Such certificates shall be signed (either manually or by facsimile) by the Chief Executive Officer, the President or Vice~~-~~ President or any other two officers of the Corporation. Each certificate for shares shall be consecutively numbered or otherwise identified.

6.01.2. Legend as to Class or Series

If the Corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder this information on request, in writing and without charge.

6.01.3. Shareholder List

The name and address of the person to whom the shares represented by each stock certificate are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.

6.01.4. Transferring Shares

Subject to Section 6.04, all certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 6.02. Uncertificated Shares

Shares may also be issued in uncertificated form. Within a reasonable time after issuance or transfer of such shares, the Corporation shall send the shareholder a written statement of the information required on share certificates under the WBCL, including: (1) the name of the Corporation; (2) the name of person to whom shares were issued; (3) the number and class of shares and the designation of the series, if any, of the shares issued; and (4) either a summary of the designations, relative rights, preferences and limitations, applicable to each class, and the variations in rights, preferences and limitations determined for each series and the authority of the Board of Directors to determine variations for future series, or a conspicuous statement that the Corporation will furnish the information specified in this subsection without charge upon the written request of the shareholder.

SECTION 6.03. Registration of the Transfer of Shares

Registration of the transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation. In order to register a transfer, the record owner shall surrender the shares to the Corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the Corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the Corporation as the owner, the person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

~~SECTION 6.02A. Participation in Transfer Schemes. Subject to the WBCL, the Listing Rules and the ASTC Settlement Rules, the Corporation at any time and from time to time may participate in any computerized or electronic security transfer registration or stock market settlement system introduced by or acceptable to ASX or as provided for by the ASTC Settlement Rules. Despite any other provision of these By-Laws (including Section 6.02), during any period of participation in such a system or scheme:~~

~~(a) the Corporation, in respect of securities for the time being subject to the system or scheme:~~

~~(i) may cancel any existing securities certificate surrendered to the Corporation; and~~

~~(ii) is not obligated to issue or replace any securities certificate so surrendered;~~

~~(b) securities may be transferred and transfers may be registered, in any manner required or permitted by law, the Listing Rules and the ASTC Settlement Rules applying in relation to the system or scheme; and~~

~~(c) the Corporation must apply and give effect to the WBCL, the Listing Rules and the ASTC Settlement Rules.~~

~~SECTION 6.02B. Right to Transfer.~~

~~6.02B.1. No Restriction. Except where required or permitted by law, the Listing Rules, the ASTC Settlement Rules or these By-Laws (including Sections 6.04 and 6.05), there is no restriction on the transfer of shares or CUFS.~~

~~6.02B.2. No Interference. Subject to Sections 6.01.4, 6.02B.1, 6.04 and 6.05, the Corporation and the directors must not in any way prevent, delay or interfere with the generation of a proper ASTC transfer or the registration of a paper-based transfer in registrable form of any securities.~~

SECTION 6.04. ~~SECTION 6.03.~~ Acquisition of Shares

The Corporation may acquire its own shares and all shares so acquired constitute treasury shares, which shall be considered issued but not outstanding shares, unless (a) the Corporation’s Articles of Incorporation prohibit treasury shares or prohibit the reissuance of acquired shares; or (b) the Board of Directors, by resolution, cancels the acquired shares, in which event the shares are restored to the status of authorized but unissued shares. If the Articles of Incorporation prohibit treasury shares but do not prohibit the reissuance of acquired shares, all of the Corporation’s shares acquired by it shall be restored to the status of authorized but unissued shares. If the Articles of Incorporation prohibit the reissuance of acquired shares, the number of authorized shares of the Corporation is reduced by the number of shares acquired by the Corporation, effective upon amendment of the Articles of Incorporation, including pursuant to articles of amendment adopted by the Board of Directors without shareholder action pursuant to Section 180.0631(3)(b) of the WBCL, which contain the information required thereby or by any successor to Section 180.0631(3)(b) of the WBCL.

~~SECTION 6.04 Regulation S.~~

~~6.04.1 Compliance with Regulation S. The Corporation will not register the transfer of any shares of the Corporation’s common stock, options to purchase common stock, notes convertible into common stock or~~

~~CUFS (collectively, the “Securities”) which were issued in a transaction exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) if the transfer is not made in accordance with the provisions of Regulation S, pursuant to registration of the Securities under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.~~

~~6.04.2 Foreign Ownership Restrictions. Where a “U.S. person” (as defined in Regulation S) acquires any share or CUFS in breach of any foreign ownership restriction facility established under the ASTC Settlement Rules, the Corporation may exercise its powers under the ASTC Settlement Rules to divest that person of those shares or CUFS in accordance with the ASTC Settlement Rules. That person appoints the Corporation and each of the directors as their attorney to do all things which the attorney considers appropriate to give effect to that divestiture and indemnifies each attorney against any liability they incur in connection with action taken under this Section.~~

~~SECTION 6.05. Restricted Securities. Despite any other provision in these By-Laws:~~

~~(a) the Corporation must comply with and enforce a restriction agreement and enforce these By-Laws to ensure compliance with the requirements of the Listing Rules or ASX for Restricted Securities;~~

~~(b) Restricted Securities cannot be disposed of during the escrow period except as permitted by the Listing Rules or ASX;~~

~~(c) the Corporation must refuse to acknowledge a disposal (including registering a transfer) of Restricted Securities during the escrow period except as permitted by the Listing Rules or ASX; and~~

~~(d) during a breach of the Listing Rules relating to Restricted Securities, or a breach of a restriction agreement, the holder of the Restricted Securities is not entitled to any dividend or distribution, or voting rights, in respect of the Restricted Securities.~~

~~ARTICLE VIA. COMPLYING WITH ASTC SETTLEMENT RULES~~

~~SECTION 6A.01. Issuance of CUFS. While the Corporation remains on the Official List, it may issue CUFS in respect of shares of common stock of the Corporation, subject to and in accordance with the WBCL, the Listing Rules and the ASTC Settlement Rules.~~

~~SECTION 6A.02. Compliance with ASTC Settlement Rules. The Corporation must comply with the ASTC Settlement Rules if any of its securities are CHESS Approved Securities.~~

ARTICLE VII. DISTRIBUTIONS

The Board of Directors may authorize, and the Corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by the WBCL and any other applicable law and in the Corporation’s Articles of Incorporation.

ARTICLE VIII. AMENDMENTS

SECTION 8.01. Notwithstanding any other provision of the Articles of Incorporation of the Corporation or the Corporation’s By~~-~~ Laws, the Corporation’s By~~-~~ Laws may be amended, altered or repealed, and new By~~-~~ Laws may be enacted, only if not less than three-quarters of the shares of common stock of the Corporation cast at a meeting of shareholders duly called for such purpose favor such action. The Board of Directors may not amend, alter, repeal the Corporation’s By~~-~~ Laws, or enact new By~~-~~ Laws; provided, however, the Board of Directors may propose to the shareholders that the Corporation’s By~~-~~ Laws be amended, altered or repealed, or that new By~~-~~ Laws be enacted.

~~ARTICLE IX. PARAMOUNT EFFECT OF LISTING RULES~~

ARTICLE IX. CORPORATE SEAL

SECTION 9.01. Corporate Seal

The Board of Directors may provide for a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the Corporation, Wisconsin as the state of incorporation, and the words “Corporate Seal.” Any instrument executed in the corporate name by the proper officers of the Corporation under any seal, including the words “Seal,” “Corporate Seal” or similar designation, is sealed even though the corporate seal is not used.

ARTICLE X. EMERGENCY BY-LAWS

SECTION 10.01. Emergency By-Laws

~~SECTION 9.01. While the Corporation remains on the Official List~~. Unless the Articles of Incorporation provide otherwise, the following provisions ~~apply:~~of this Article X shall be effective during an “Emergency,” which is defined as a catastrophic event that prevents a quorum of the Corporation’s directors from being readily assembled.

~~(a) despite anything contained in the Corporation’s Articles of Incorporation or By-Laws, if the Listing Rules prohibit an act being done, the act must not be done;~~

~~(b) nothing contained in the Corporation’s Articles of Incorporation or By-Laws prevents an act being done that the Listing Rules require to be done;~~

~~(c) if the Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be);~~

~~(d) if the Listing Rules require these By-Laws to contain a provision and they do not contain such a provision these By-Laws must be treated as containing that provision;~~

~~(e) if the Listing Rules require these By-Laws not to contain a provision and they contain such a provision, these By-Laws must be treated as not containing that provision; and~~

~~(f) if any provision of these By-Laws is or becomes inconsistent with the Listing Rules, these By-Laws must be treated as not containing that provision to the extent of the inconsistency.~~

~~SECTION 9.02. Where any rule, or provision in any rule, is expressed to be subject to the Listing Rules or contains words to the same effect, the rule or provision is only subject to the provisions of the Listing Rules while the Corporation remains on the Official List.~~

~~ARTICLE X. DEFINITIONS~~

~~SECTION 10.01. Definitions Applicable to By-Laws.~~

~~10.01.1. ASTC Settlement Rules. “ASTC Settlement Rules” means the rules of the settlement facility provided by ASTC, as amended from time to time.~~

~~10.01.2. ASTC. “ASTC” means ASX Settlement and Transfer Corporation Pty Limited ABN 49 008 504 532.~~

~~10.01.3. ASX. “ASX” means Australian Stock Exchange Limited ABN 98 008 624 691.~~

~~10.01.4. CHESS Approved Securities. “Chess Approved Securities” has the meaning given in the ASTC Settlement Rules.~~

~~10.01.5. CUFS. “CUFS” stands for CHESS Units of Foreign Securities and means a unit of beneficial ownership in a share.~~

~~10.01.6. Listing Rules. “Listing Rules” means the Listing Rules of ASX as amended from time to time.~~

~~10.01.7. Official List. “Official List” means the official list of entities that ASX has admitted and not removed.~~

~~10.01.8. Restricted Securities. “Restricted Securities” means:~~

~~(a) securities issued in the circumstances set out in Appendix 9B of the Listing Rules;~~

~~(b) securities in respect of which ASX has given the Corporation written notice should be treated as restricted securities.~~

SECTION 10.02. Notice of Board Meetings

During an Emergency, any one member of the Board of Directors or any one of the following: Chairman of the Board, Chief Executive Officer, President, any Vice President or Secretary, may call a meeting of the Board of Directors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication or radio. Such notice shall be given at least six hours prior to commencement of the meeting.

SECTION 10.03. Temporary Directors and Quorum

One or more officers of the Corporation present at the Emergency meeting of the Board of Directors, as is necessary to achieve a quorum, shall be considered to be directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum (as determined by Section 3.06.1) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

SECTION 10.04. Actions Permitted To Be Taken

The board as constituted in Section 10.03, and after notice as set forth in Section 10.02 may:

(a) Officers’ Powers. Prescribe emergency powers to any officers of the Corporation;

(b) Delegation of Any Power. Delegate to any officer or director, any of the powers of the Board of Directors;

(c) Lines of Succession. Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

(d) Relocate Principal Place of Business. Relocate the principal place of business, or designate successive or simultaneous principal places of business; and

(e) All Other Action. Take any and all other action, convenient, helpful, or necessary to carry on the business of the Corporation.

Corporate action taken in good faith in accordance with the emergency by-laws binds the Corporation and may not be used to impose liability on any of the Corporation’s directors, officers, employees or agents.

ZBB energy corporation

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000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

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Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on November 4, 2009.

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Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Manfred Birnbaum	☐	☐	02 - Richard Abdoo	☐	☐

	For	Against	Abstain
2. Ratification of PKF as independent auditors for fiscal 2010.	☐	☐	☐
3. Approve the amendment and restatement of the Company's by-laws.	☐	☐	☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

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Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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<STOCK#> 013IFB